Vanguard Utilities Index Fund

Schedule of Investments (unaudited)
As of May 31, 2019

		Market
		Value
	Shares	($000)
Common Stocks (99.8%)[1]
Electric Utilities (55.9%)
NextEra Energy Inc.	2,540,898	503,631
Duke Energy Corp.	3,863,098	330,720
Southern Co.	5,497,489	294,116
Exelon Corp.	5,153,035	247,758
American Electric Power Co. Inc.	2,621,191	225,737
Xcel Energy Inc.	2,732,356	156,673
Eversource Energy	1,684,372	124,374
FirstEnergy Corp.	2,817,013	116,174
PPL Corp.	3,830,950	114,009
Edison International	1,731,315	102,788
Entergy Corp.	1,007,344	97,783
Evergy Inc.	1,353,126	78,671
Pinnacle West Capital Corp.	595,925	55,963
Alliant Energy Corp.	1,158,571	54,986
OGE Energy Corp.	1,061,645	44,122
IDACORP Inc.	267,691	26,841
Portland General Electric Co.	474,381	25,076
Hawaiian Electric Industries Inc.	578,629	24,036
ALLETE Inc.	273,829	22,424
PNM Resources Inc.	423,482	19,950
Avangrid Inc.	328,725	16,456
El Paso Electric Co.	216,657	12,610
MGE Energy Inc.	184,552	12,225
Otter Tail Corp.	189,637	9,419
^ Spark Energy Inc. Class A	56,880	557
		2,717,099
Gas Utilities (5.4%)
Atmos Energy Corp.	621,625	63,281
UGI Corp.	924,233	47,700
ONE Gas Inc.	279,698	24,490
Southwest Gas Holdings Inc.	282,189	24,026
Spire Inc.	269,933	22,491
New Jersey Resources Corp.	472,134	22,403
National Fuel Gas Co.	408,156	21,759
South Jersey Industries Inc.	491,252	15,499
Northwest Natural Holding Co.	153,133	10,539
Chesapeake Utilities Corp.	86,941	7,892
* Star Group LP	261,769	2,536
		262,616
Independent Power and Renewable Electricity Producers (4.1%)
AES Corp./VA	3,519,634	55,610
NRG Energy Inc.	1,493,298	50,832
Vistra Energy Corp.	1,936,301	45,619
^ NextEra Energy Partners LP	298,555	13,211
Ormat Technologies Inc.	202,393	11,949
Pattern Energy Group Inc. Class A	468,173	9,930
Clearway Energy Inc.	317,578	4,764
TerraForm Power Inc. Class A	332,741	4,492

Clearway Energy Inc. Class A		256,700	3,679
			200,086
Multi-Utilities (30.3%)
Dominion Energy Inc.		4,247,079	319,295
Sempra Energy		1,456,211	191,419
Public Service Enterprise Group Inc.		2,685,880	157,822
Consolidated Edison Inc.		1,706,076	147,234
WEC Energy Group Inc.		1,676,244	135,022
DTE Energy Co.		966,727	121,295
Ameren Corp.		1,299,946	95,338
CMS Energy Corp.		1,505,944	84,499
CenterPoint Energy Inc.		2,663,378	75,747
NiSource Inc.		1,979,369	55,125
MDU Resources Group Inc.		1,044,384	25,775
Black Hills Corp.		318,867	24,298
NorthWestern Corp.		267,723	18,992
Avista Corp.		349,728	14,605
Unitil Corp.		78,901	4,486
			1,470,952
Water Utilities (4.1%)
American Water Works Co. Inc.		960,501	108,556
Aqua America Inc.		1,119,741	44,275
American States Water Co.		195,719	14,276
California Water Service Group		255,907	12,596
SJW Group		128,142	7,897
Middlesex Water Co.		86,972	5,145
Connecticut Water Service Inc.		63,918	4,464
York Water Co.		68,598	2,365
* AquaVenture Holdings Ltd.		63,505	1,126
			200,700
Total Common Stocks (Cost $4,337,790)			4,851,453
	Coupon
Temporary Cash Investment (0.0%)[1]
2,3 Vanguard Market Liquidity Fund (Cost $983)	2.527%	9,831	983
Total Investments (99.8%) (Cost $4,338,773)			4,852,436
Other Assets and Liabilities-Net (0.2%)[3]			10,911
Net Assets (100%)			4,863,347

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $906,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of swap contracts. After giving effect to swap investments, the fund’s effective common stock and temporary cash investment positions represent
99.9% and -0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by
Vanguard. Rate shown is the 7-day yield.
3 Includes $979,000 of collateral received for securities on loan.

Utilities Index Fund

Derivative Financial Instruments Outstanding as of Period End
Over-the-Counter Total Return Swaps
				Floating
				Interest	Value and	Value and
			Notional	Rate	Unrealized	Unrealized
Termination			Amount	Received	Appreciation	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(Paid)[1]	($000)	($000)
Alliant Energy Corp.	2/4/20	GSI	4,542	(2.432%)	10	—
1 Payment received/paid monthly.
GSI—Goldman Sachs International.

A. Security Valuation: Securities are valued as of the close of trading on the New York Stock
Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.

B. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs.
The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Schedule of Investments. Fluctuations in the value of the contracts are recorded as an asset (liability).

The fund had no open futures contracts at May 31, 2019.

C. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund's target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to

Utilities Index Fund

the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Schedule of Investments. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until termination of the swap, at which time realized gain (loss) is recorded.

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund's maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination.
The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

C. Various inputs may be used to determine the value of the fund's investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund's own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted
on the Schedule of Investments.

The following table summarizes the market value of the fund's investments as of May 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	4,851,453	—	—
Temporary Cash Investments	983	—	—
Swap Contracts—Assets	—	10	—
Total	4,852,436	10	—